UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): August 11, 2005
GAINSCO, INC.

(Exact Name of Registrant as Specified in Charter)

Texas	001-09828	75-1617013

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1445 Ross Avenue, Suite 5300, Dallas, Texas	75202

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (214) 647-0415
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operation and Financial Condition.
     On August 11, 2005, the registrant announced its financial results for the six months ended June 30, 2005 by issuing a press release. The full text of the press release issued in connection with the announcement is attached hereto as Exhibit No. 99.1. This information being furnished under this Item 2.02 and Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The press release contains, and may implicate, forward-looking statements regarding the registrant and includes cautionary statements identifying important factors that could cause actual results to differ materially from those anticipated.
Item 9.01 Financial Statements and Exhibits
     (a) Not applicable.
     (b) Not applicable.
     (c) Exhibits.
     The following exhibit to this current report on Form 8-K is not being filed but is being furnished pursuant to Item 9.01:
          99.1      Press Release issued by GAINSCO, INC. on August 11, 2005.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GAINSCO, INC.

/s/ Glenn W. Anderson Glenn W. Anderson, President and Chief Executive Officer
DATED: August 11, 2005

EXHIBIT INDEX
     The following exhibits to this current report on Form 8-K are not being filed but are being furnished pursuant to Item 9.01:

Exhibit No.	Exhibit Name
          99.1     Press Release issued by GAINSCO, INC. on August 11, 2005.